                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced            Security Description: Corporate Bond

Issuer: Comcast Corp.                                  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/26/2012        None                                       N/A

 2.     Trade Date                                     06/26/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.918 USD        None                                       N/A

 4.     Price Paid per Unit                            99.918 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        >3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              0.875%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   182,000 USD       None                                       N/A

 9.     Total Size of Offering                      1,250,000,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               75,000,000 USD      #10 divided by #9 must not exceed
        purchased by the same Sub-Adviser for                            25% **                                     YES
        other investment companies

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL             CITIGROUP GLOBAL     Must not include Sub-Adviser
        syndicate members)                            MARKETS, INC.      affiliates ***                             YES

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced            Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2042)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                   08/16/2012        None                                      N/A

 2.     Trade Date                                      08/16/2012        Must be the same as #1                    YES

 3.     Unit Price of Offering                          98.616 USD        None                                      N/A

 4.     Price Paid per Unit                             98.616 USD        Must not exceed #3                        YES

 5.     Years of Issuer's Operations                        > 3           Must be at least three years *            YES

 6.     Underwriting Type                                  FIRM           Must be firm                              YES

 7.     Underwriting Spread                               0.875%          Sub-Adviser determination to be           YES
                                                                          made

 8.     Total Price paid by the Fund                   100,000 USD        None                                      N/A

 9.     Total Size of Offering                       650,000,000 USD      None                                      N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                55,000,000 USD
        purchased by the same Sub-Adviser for                             #10 divided by #9 must not
        other investment companies                                        exceed 25% **                             YES

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL            GOLDMAN SACHS & CO.    Must not include Sub-Adviser              YES
        syndicate members)                                                affiliates ***

12.     If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced            Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2022)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                   08/16/2012         None                                     N/A

 2.     Trade Date                                      08/16/2012         Must be the same as #1                   YES

 3.     Unit Price of Offering                           99.58 USD         None                                     N/A

 4.     Price Paid per Unit                              99.58 USD         Must not exceed #3                       YES

 5.     Years of Issuer's Operations                        > 3            Must be at least three years *           YES

 6.     Underwriting Type                                  FIRM            Must be firm                             YES

 7.     Underwriting Spread                               0.450%           Sub-Adviser determination to be          YES
                                                                           made

 8.     Total Price paid by the Fund                    50,000 USD         None                                     N/A

 9.     Total Size of Offering                       1,250,000,000 USD     None                                     N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                600,000,000 USD      #10 divided by #9 must not               YES
        purchased by the same Sub-Adviser for                              exceed 25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                                                           YES
        purchased (attach a list of ALL            MERRILL LYNCH, PIERCE,  Must not include Sub-Adviser
        syndicate members)                          FENNER & SMITH INC.    affiliates ***

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                 YES            Must be "Yes" or "N/A"                   YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced            Security Description: Corporate Bond

Issuer: WellPoint Inc.                                 Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/05/2012        None                                       N/A

 2.     Trade Date                                     09/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.663 USD        None                                       N/A

 4.     Price Paid per Unit                            99.663 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              0.6505%         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   28,000 USD        None                                       N/A

 9.     Total Size of Offering                      1,000,000,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               50,000,000 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                            MARKETS, INC.

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi-Managed Balanced            Security Description: Corporate Bond

Issuer: NBCUniversal Media LLC                         Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                   09/28/2012        None                                      N/A

 2.     Trade Date                                      09/28/2012        Must be the same as #1                    YES

 3.     Unit Price of Offering                          99.817 USD        None                                      N/A

 4.     Price Paid per Unit                             99.817 USD        Must not exceed #3                        YES

 5.     Years of Issuer's Operations                        > 3           Must be at least three years *            YES

 6.     Underwriting Type                                  FIRM           Must be firm                              YES

 7.     Underwriting Spread                               0.045%          Sub-Adviser determination to be           YES
                                                                          made

 8.     Total Price paid by the Fund                   115,000 USD        None                                      N/A

 9.     Total Size of Offering                      1,000,000,000 USD     None                                      N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                45,000,000 USD
        purchased by the same Sub-Adviser for                             #10 divided by #9 must not                YES
        other investment companies                                        exceed 25% **

11.     Underwriter(s) from whom the Fund                                 Must not include Sub-Adviser              YES
        purchased (attach a list of ALL            MORGAN STANLEY & CO    affiliates ***
        syndicate members)                                 LLC

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES            Must be "Yes" or "N/A"                    YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Large Company                     Security Description: Common Stock

Issuer: American International Group, Inc.             Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                   09/11/2012         None                                     N/A

 2.     Trade Date                                      09/11/2012         Must be the same as #1                   YES

 3.     Unit Price of Offering                           32.50 USD         None                                     N/A

 4.     Price Paid per Unit                              32.50 USD         Must not exceed #3                       YES

 5.     Years of Issuer's Operations                        > 3            Must be at least three years *           YES

 6.     Underwriting Type                                  FIRM            Must be firm                             YES

 7.     Underwriting Spread                               0.375%           Sub-Adviser determination to be          YES
                                                                           made

 8.     Total Price paid by the Fund                 2,531,750.00 USD      None                                     N/A

 9.     Total Size of Offering                     17,999,999,972.50 USD   None                                     N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                211,250,000 USD      #10 divided by #9 must not
        purchased by the same Sub-Adviser for                              exceed 25% **                            YES
        other investment companies

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL           J.P. MORGAN SECURITIES   Must not include Sub-Adviser             YES
        syndicate members)                                  LLC            affiliates ***

12.     If the affiliate was lead or co-lead                               Must be "Yes" or "N/A"                   YES
        manager, was the instruction listed                 YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         --------------------------------------
                                         Artemis Brannigan,
                                         Vice President, Portfolio Compliance
                                         BlackRock Investment Management, LLC.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy               Security:             Corporate Bond

Issuer: Facebook, Inc. (FB) IPO                        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/17/2012        None                                       N/A

 2.     Trade Date                                     05/17/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          38.00 USD        None                                       N/A

 4.     Price Paid per Unit                             38.00 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                             0.42 USD         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   87,400 USD        None                                       N/A


 9.     Total Size of Offering                     16,006,877,370 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               43,658,200 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            MORGAN STANLEY AND    affiliates ***
        syndicate members)                             COMPANY LLC

12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy               Security Description: Corporate Bond

Issuer: American Campus Communities                    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/11/2012        None                                       N/A

 2.     Trade Date                                     07/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          44.25 USD        None                                       N/A

 4.     Price Paid per Unit                             44.25 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              1.77USD         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   137,175 USD       None                                       N/A

 9.     Total Size of Offering                       663,750,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               13,251,548 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                                                           YES
        purchased (attach a list of ALL            BOFA MERRILL LYNCH    Must not include Sub-Adviser
        syndicate members)                                               affiliates ***

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy               Security Description: Corporate Bond

Issuer: Taubman Centerse, Inc. (TCO) Secondary         Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/01/2012        None                                       N/A

 2.     Trade Date                                     08/01/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          76.00 USD        None                                       N/A

 4.     Price Paid per Unit                             76.00 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              3.23USD         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   97,280 USD        None                                       N/A

 9.     Total Size of Offering                       190,000,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                8,200,400 USD
        purchased by the same Sub-Adviser for                            #10 divided by #9 must not exceed
        other investment companies                                       25% **                                     YES

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL             GOLDMAN SACHS AND    Must not include Sub-Adviser
        syndicate members)                               COMPANY         affiliates ***                             YES

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Long/Short Strategy               Security Description: Corporate Bond

Issuer: American International Group (AIG) Secondary   Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/11/2012        None                                       N/A

 2.     Trade Date                                     09/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          32.50 USD        None                                       N/A

 4.     Price Paid per Unit                             32.50 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              0.12USD         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   211,250 USD       None                                       N/A

 9.     Total Size of Offering                     17,999,999,973 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               45,674,655 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                                                           YES
        purchased (attach a list of ALL               DEUTSCHE BANK      Must not include Sub-Adviser
        syndicate members)                             SECURITIES        affiliates ***

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Mid Cap Value                     Security Description: Corporate Bond

Issuer: Realogy Holdings Corp. (RLGY) IPO              Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  10/11/2012        None                                       N/A

 2.     Trade Date                                     10/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          27.00 USD        None                                       N/A

 4.     Price Paid per Unit                             27.00 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              1.2825%         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   218,700 USD       None                                       N/A

 9.     Total Size of Offering                      1,080,000,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               49,496,400 USD      #10 divided by #9 must not exceed
        purchased by the same Sub-Adviser for                            25% **                                     YES
        other investment companies

11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL           GOLDMAN, SACHS & CO.   Must not include Sub-Adviser
        syndicate members)                                               affiliates ***                             YES

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Aetna Inc                                      Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/01/2012        None                                       N/A

 2.     Trade Date                                     05/01/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         95.774 USD        None                                       N/A

 4.     Price Paid per Unit                            95.774 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   146,534 USD       None                                       N/A

 9.     Total Size of Offering                       478,870,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               13,438,050 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Wellpoint Inc (WLP 3.125% May 15, 2022)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/02/2012        None                                       N/A

 2.     Trade Date                                     05/02/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.488 USD        None                                       N/A

 4.     Price Paid per Unit                            99.488 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   489,481 USD       None                                       N/A


 9.     Total Size of Offering                       845,648,000 USD     None                                       N/A


10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                9,030,526 USD      #10 divided by #9 must not exceed
        purchased by the same Sub-Adviser for                            25% **                                     YES
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Wellpoint Inc (WLP 4.625% May 15, 2042)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/02/2012        None                                       N/A

 2.     Trade Date                                     05/02/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.292 USD        None                                       N/A

 4.     Price Paid per Unit                            99.292 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   397,168 USD       None                                       N/A

 9.     Total Size of Offering                       893,628,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               12,377,741 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             DEUTSCHE BANK      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                           Security Description: Corporate Bond

Issuer: ABB Finance USA Inc (ABBNVX 1.625% May 8, 2017)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/03/2012        None                                       N/A

 2.     Trade Date                                     05/03/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.300 USD        None                                       N/A

 4.     Price Paid per Unit                            99.300 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   208,530 USD       None                                       N/A

 9.     Total Size of Offering                       496,500,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                4,661,142 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            MORGAN STANLEY AND    affiliates ***
        syndicate members)                               COMPANY

12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed
        below given to the broker(s) named in              YES           Must be "Yes" or "N/A"
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                           Security Description: Corporate Bond

Issuer: ABB Finance USA Inc (ABBNVX 2.875% May 8, 2022)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/03/2012        None                                       N/A

 2.     Trade Date                                     05/03/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.833 USD        None                                       N/A

 4.     Price Paid per Unit                            99.833 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   148,706 USD       None                                       N/A

 9.     Total Size of Offering                      1,222,912,500 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,398,278 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             GOLDMAN SACHS AND    affiliates ***
        syndicate members)                               COMPANY

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                           Security Description: Corporate Bond

Issuer: ABB Finance USA Inc (ABBNVX 4.375% May 8, 2042)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/03/2012        None                                       N/A

 2.     Trade Date                                     05/03/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         96.865 USD        None                                       N/A

 4.     Price Paid per Unit                            96.865 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   123,987 USD       None                                       N/A

 9.     Total Size of Offering                       726,487,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                3,863,945 USD      #10 divided by #9 must not exceed
        purchased by the same Sub-Adviser for                            25% **                                     YES
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                             Security Description: Corporate Bond

Issuer: Devon Energy Corporation (DVN 4.75% May 15, 2042)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/07/2012        None                                       N/A

 2.     Trade Date                                     05/07/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.115 USD        None                                       N/A

 4.     Price Paid per Unit                            99.115 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   222,018 USD       None                                       N/A

 9.     Total Size of Offering                       743,362,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               12,201,057 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            MORGAN STANLEY AND    affiliates ***
        syndicate members)                               COMPANY

12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES
        below given to the broker(s) named in
        #11? ****                                                        Must be "Yes" or "N/A"

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                              Security Description: Corporate Bond

Issuer:  Devon Energy Corporation (DVN 3.25% May 15, 2022)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/07/2012        None                                       N/A

 2.     Trade Date                                     05/07/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.408 USD        None                                       N/A

 4.     Price Paid per Unit                            99.408 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   335,005 USD       None                                       N/A

 9.     Total Size of Offering                       994,080,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               20,612,249 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: IBM Corporation                                Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------

 1.     Offering Date                                  05/08/2012        None                                       N/A

 2.     Trade Date                                     05/08/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.850 USD        None                                       N/A

 4.     Price Paid per Unit                            99.850 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   419,370 USD       None                                       N/A

 9.     Total Size of Offering                       599,100,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               12,481,250 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL           HSBC SECURITIES (USA)  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Berkshire Hathaway Finance Corporation         Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/08/2012        None                                       N/A

 2.     Trade Date                                     05/08/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         98.719 USD        None                                       N/A

 4.     Price Paid per Unit                            98.719 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.75%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   264,567 USD       None                                       N/A

 9.     Total Size of Offering                       493,595,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,175,861 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: BlackRock Inc                                  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/22/2012        None                                       N/A

 2.     Trade Date                                     05/22/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.469 USD        None                                       N/A

 4.     Price Paid per Unit                            99.469 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   173,076 USD       None                                       N/A

 9.     Total Size of Offering                       746,017,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               14,771,147 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"                     YES
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: United Technologies Corporation                Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/24/2012        None                                       N/A

 2.     Trade Date                                     05/24/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         98.767 USD        None                                       N/A

 4.     Price Paid per Unit                            98.767 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   253,831 USD       None                                       N/A


 9.     Total Size of Offering                      3,456,845,000 USD    None                                       N/A


10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               56,533,243 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL              HSBC SECURITIES     affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                            Security Description: Corporate Bond

Issuer: Kraft Foods Group Inc. (KFT 5.00% June 4, 2042)   Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------

 1.     Offering Date                                  05/30/2012        None                                       N/A

 2.     Trade Date                                     05/30/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.293 USD        None                                       N/A

 4.     Price Paid per Unit                            99.293 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   154,897 USD       None                                       N/A

 9.     Total Size of Offering                      1,985,860,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               17,310,742 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL           BARCLAYS CAPITAL INC.  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                           Security Description: Corporate Bond

Issuer: Kraft Foods Group Inc. (KFT 3.50% June 6, 2022)  Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/30/2012        None                                       N/A

 2.     Trade Date                                     05/30/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.100 USD        None                                       N/A

 4.     Price Paid per Unit                            99.100 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   212,074 USD       None                                       N/A

 9.     Total Size of Offering                      1,982,000,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               19,192,697 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            RBS SECURITIES INC.   affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                                      Security Description: Corporate Bond

Issuer: World Omni Automobile Lease Securitization Trust 2012-A A2  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/05/2012        None                                       N/A

 2.     Trade Date                                     06/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99408 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99408 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.21%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   487,971 USD       None                                       N/A

 9.     Total Size of Offering                       199,988,160 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,499,615 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                                 Security Description: Corporate Bond

Issuer: World Automobile Lease Securitization Trust 2012-A-A3  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/05/2012        None                                       N/A

 2.     Trade Date                                     06/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.98570 USD       None                                       N/A

 4.     Price Paid per Unit                           99.98570 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.27%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   217,969 USD       None                                       N/A

 9.     Total Size of Offering                       203,640,875 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                8,998,713 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Deere & Company (DE 2.60% June 8, 2022)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/05/2012        None                                       N/A

 2.     Trade Date                                     06/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.746 USD        None                                       N/A

 4.     Price Paid per Unit                            99.746 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   118,698 USD       None                                       N/A

 9.     Total Size of Offering                       997,460,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               10,230,947 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Deere & Company (DE 3.90% June 9, 2042)        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/05/2012        None                                       N/A

 2.     Trade Date                                     06/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.265 USD        None                                       N/A

 4.     Price Paid per Unit                            99.265 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   106,214 USD       None                                       N/A

 9.     Total Size of Offering                      1,240,812,500 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               28,080,083 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                               Security Description: Corporate Bond

Issuer: Union Pacific Corporation (UNP 4.30% June 15, 2042)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/06/2012        None                                       N/A

 2.     Trade Date                                     06/06/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.882 USD        None                                       N/A

 4.     Price Paid per Unit                            99.882 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   147,825 USD       None                                       N/A

 9.     Total Size of Offering                       299,646,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                3,938,347 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                                  Security Description: Corporate Bond

Issuer: Union Pacific Corporation (UNP 2.95% January 15, 2023)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/06/2012        None                                       N/A

 2.     Trade Date                                     06/06/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.943 USD        None                                       N/A

 4.     Price Paid per Unit                            99.943 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   42,975 USD        None                                       N/A

 9.     Total Size of Offering                       299,829,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                2,757,427 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             CREDIT SUISSE      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead              YES            Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Ford Motor Credit Company LLC                  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/07/2012        None                                       N/A

 2.     Trade Date                                     06/07/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.963 USD        None                                       N/A

 4.     Price Paid per Unit                            99.963 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   313,884 USD       None                                       N/A

 9.     Total Size of Offering                      1,499,445,000 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               20,024,588 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           BOFA MERILL LYNCH    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: PPL Capital Funding Inc.                       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/11/2012        None                                       N/A

 2.     Trade Date                                     06/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.668 USD        None                                       N/A

 4.     Price Paid per Unit                            99.668 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   164,452 USD       None                                       N/A

 9.     Total Size of Offering                       398,672,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                2,045,187 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          UBS SECURITIES LLC    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: CBS Corporation                                Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/11/2012        None                                       N/A

 2.     Trade Date                                     06/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         97.406 USD        None                                       N/A

 4.     Price Paid per Unit                            97.406 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   311,699 USD       None                                       N/A

 9.     Total Size of Offering                       487,030,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                3,487,135 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Volkswagen Auto Lease Trust 2012-A A2          Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/13/2012        None                                       N/A

 2.     Trade Date                                     06/13/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99190 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99190 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.17%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                  1,563,873 USD      None                                       N/A

 9.     Total Size of Offering                       480,961,039 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               42,846,529 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            RBS SECURITIES INC.   affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Volkswagen Auto Lease Trust 202-A A3           Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/13/2012        None                                       N/A

 2.     Trade Date                                     06/13/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.98027 USD       None                                       N/A

 4.     Price Paid per Unit                           99.98027 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.20%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   934,816 USD       None                                       N/A

 9.     Total Size of Offering                       460,909,045 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               26,194,831 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          RBS SECURITIES INC.   Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Delmarva Power & Light Company                 Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.449 USD        None                                       N/A

 4.     Price Paid per Unit                            99.449 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   292,380 USD       None                                       N/A

 9.     Total Size of Offering                       248,622,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                3,815,858 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             CREDIT SUISSE      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Occidental Petroleum Corporation               Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.739 USD        None                                       N/A

 4.     Price Paid per Unit                            99.739 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   879,698 USD       None                                       N/A

 9.     Total Size of Offering                      1,246,737,500 USD    None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                4,940,073 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           BOFA MERILL LYNCH    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                            Security Description: Corporate Bond

Issuer: Detroit Edison Company (DTE 2.65% June 15, 2022)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.844 USD        None                                       N/A

 4.     Price Paid per Unit                            99.844 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   67,894 USD        None                                       N/A

 9.     Total Size of Offering                       249,610,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                4,945,273 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund         BARCLAYS CAPITAL INC.  Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                            Security Description: Corporate Bond

Issuer: Detroit Edison Company (DTE 3.95% June 15, 2042)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.565 USD        None                                       N/A

 4.     Price Paid per Unit                            99.565 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   100,561 USD       None                                       N/A

 9.     Total Size of Offering                       248,912,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                7,560,966 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund         BARCLAYS CAPITAL INC.  Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                              Security Description: Corporate Bond

Issuer: AmeriCredit Automobile Receivables Trust 2012-3 A2  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99344 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99344 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.25%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   899,941 USD       None                                       N/A

 9.     Total Size of Offering                       383,974,810 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               24,998,360 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                               Security Description: Corporate Bond

Issuer:  AmeriCredit Automobile Receivables Trust 2012-3 A3  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/19/2012        None                                       N/A

 2.     Trade Date                                     06/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.98940 USD       None                                       N/A

 4.     Price Paid per Unit                           99.98940 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   447,953 USD       None                                       N/A

 9.     Total Size of Offering                       203,824,392 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               15,998,304 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Caterpillar Inc (CAT 2.60% June 26, 2022)      Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/21/2012        None                                       N/A

 2.     Trade Date                                     06/21/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.581 USD        None                                       N/A

 4.     Price Paid per Unit                            99.581 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   122,485 USD       None                                       N/A

 9.     Total Size of Offering                       497,905,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,444,882 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Caterpillar Inc (CAT 1.50 June 26, 2017)       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/21/2012        None                                       N/A

 2.     Trade Date                                     06/21/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.880 USD        None                                       N/A

 4.     Price Paid per Unit                            99.880 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   114,862 USD       None                                       N/A

 9.     Total Size of Offering                       499,400,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                2,989,408 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           BOFA MERILL LYNCH    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: ADT Corporation (TYC 3.50% July 15, 2022)      Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/27/2012        None                                       N/A

 2.     Trade Date                                     06/27/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.764 USD        None                                       N/A

 4.     Price Paid per Unit                            99.764 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.63%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   123,707 USD       None                                       N/A

 9.     Total Size of Offering                       997,640,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,362,948 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: ADT Corporation (TYC 4.875% July 15, 2042)     Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------

 1.     Offering Date                                  06/27/2012        None                                       N/A

 2.     Trade Date                                     06/27/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         98.925 USD        None                                       N/A

 4.     Price Paid per Unit                            98.925 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   145,420 USD       None                                       N/A

 9.     Total Size of Offering                       741,937,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                5,733,693 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A2       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/10/2012        None                                       N/A

 2.     Trade Date                                     07/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99646 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99646 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.19%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                  1,159,959 USD      None                                       N/A

 9.     Total Size of Offering                       389,986,194 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               42,588,492 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          BOFA MERILLY LYNCH    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Hyundai Auto Receivables Trust 2012-B A3       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/10/2012        None                                       N/A

 2.     Trade Date                                     07/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.98296 USD       None                                       N/A

 4.     Price Paid per Unit                           99.98296 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.22%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   507,913 USD       None                                       N/A

 9.     Total Size of Offering                       468,920,082 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               19,454,684 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            BOFA MERRILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 201-A A2     Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/11/2012        None                                       N/A

 2.     Trade Date                                     07/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99746 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99746 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.20%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   879.978 USD       None                                       N/A

 9.     Total Size of Offering                       309,792,131 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               33,219,156 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund         BARCLAYS CAPITAL       Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: World Omni Auto Receivables Trust 2012-A A3    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/11/2012        None                                       N/A

 2.     Trade Date                                     07/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                        99.99253 USD       None                                       N/A

 4.     Price Paid per Unit                           99.99253 USD       Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.25%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   584,956 USD       None                                       N/A

 9.     Total Size of Offering                       256,980,802 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total      17,142,719 USD
        Price Paid for same securities                                   #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund         BARCLAYS CAPITAL       Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Nippon Telegraph and Telephone Corporation     Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/11/2012        None                                       N/A

 2.     Trade Date                                     07/11/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.865 USD        None                                       N/A

 4.     Price Paid per Unit                            99.865 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   399,460 USD       None                                       N/A

 9.     Total Size of Offering                       748,987,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               14,850,924 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: EBAY Inc (EBAY 2.60% July 15, 2022)            Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/19/2012        None                                       N/A

 2.     Trade Date                                     07/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.869 USD        None                                       N/A

 4.     Price Paid per Unit                            99.869 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   116,847 USD       None                                       N/A

 9.     Total Size of Offering                       998,690,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                4,912,556 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: EBAY Inc (EBAY 4.00% July 15, 2042)            Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/19/2012        None                                       N/A

 2.     Trade Date                                     07/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.017 USD        None                                       N/A

 4.     Price Paid per Unit                            99.017 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   131,693 USD       None                                       N/A

 9.     Total Size of Offering                       742,627,500 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                9,847,241 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             DEUTSCHE BANK      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Trans-Canada Pipelines                         Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  07/30/2012        None                                       N/A

 2.     Trade Date                                     07/30/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.921 USD        None                                       N/A

 4.     Price Paid per Unit                            99.921 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   249,803 USD       None                                       N/A

 9.     Total Size of Offering                       999,210,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                3,996,840 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Bank of Montreal                               Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/04/2012        None                                       N/A

 2.     Trade Date                                     09/04/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.846 USD        None                                       N/A

 4.     Price Paid per Unit                            99.846 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                  1,083,329 USD      None                                       N/A

 9.     Total Size of Offering                       998,460,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               30,153,492 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            MORGAN STANLEY AND    affiliates ***
        syndicate members)                               COMPANY

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: WellPoint, Inc. (WLP 3.30% January 15, 2023)   Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/05/2012        None                                       N/A

 2.     Trade Date                                     09/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                         99.663 USD        None                                       N/A

 4.     Price Paid per Unit                            99.663 USD        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   104,646 USD       None                                       N/A

 9.     Total Size of Offering                       996,630,000 USD     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                6,617,623 USD      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: WellPoint, Inc. (WLP 4.65% January 15, 2043)   Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/05/2012        None                                       N/A

 2.     Trade Date                                     09/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.421         None                                       N/A

 4.     Price Paid per Unit                              $99.421         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $37,780         None                                       N/A

 9.     Total Size of Offering                        $994,210,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total        $7,480,436
        Price Paid for same securities                                   #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             DEUTSCHE BANK      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: EOG Resources Inc                              Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/05/2012        None                                       N/A

 2.     Trade Date                                     09/05/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.381         None                                       N/A

 4.     Price Paid per Unit                              $99.381         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $234,539         None                                       N/A

 9.     Total Size of Offering                       $1,242,262,500      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $24,434,806       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            WELLS FARGO ADVISOR   affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Walgreen Co.                                   Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/10/2012        None                                       N/A

 2.     Trade Date                                     09/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.889         None                                       N/A

 4.     Price Paid per Unit                              $99.889         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $515,427         None                                       N/A

 9.     Total Size of Offering                       $1,198,668,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $13,510,986       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Merck & Co.,Inc.                               Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/10/2012        None                                       N/A

 2.     Trade Date                                     09/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.965         None                                       N/A

 4.     Price Paid per Unit                              $99.965         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $287,899         None                                       N/A

 9.     Total Size of Offering                        $999,650,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $6,303,793        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Public Service Electric and Gas Company        Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/10/2012        None                                       N/A

 2.     Trade Date                                     09/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.513         None                                       N/A

 4.     Price Paid per Unit                              $99.513         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.75%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $286,597         None                                       N/A

 9.     Total Size of Offering                        $348,295,500       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $2,480,859        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          RBS SECURITIES INC.   Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Conagra Foods Inc                              Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/10/2012        None                                       N/A

 2.     Trade Date                                     09/10/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.762         None                                       N/A

 4.     Price Paid per Unit                              $99.762         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.60%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $199,524         None                                       N/A

 9.     Total Size of Offering                        $249,405,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $3,632,334        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Novartis Capital Corporation                   Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/18/2012        None                                       N/A

 2.     Trade Date                                     09/18/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.225         None                                       N/A

 4.     Price Paid per Unit                              $99.225         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $357,210         None                                       N/A

 9.     Total Size of Offering                       $1,488,375,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $3,075,975        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: ING Bank NV                                    Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/18/2012        None                                       N/A

 2.     Trade Date                                     09/18/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.711         None                                       N/A

 4.     Price Paid per Unit                              $99.711         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.25%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $269,220         None                                       N/A

 9.     Total Size of Offering                       $1,246,387,500      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $23,078,111       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund          MORGAN STANLEY AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: GE Equipment Medticket LLC Series 2012-1 A2    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/19/2012        None                                       N/A

 2.     Trade Date                                     09/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $99.99251        None                                       N/A

 4.     Price Paid per Unit                             $99.99251        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.18%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $524,961         None                                       N/A

 9.     Total Size of Offering                        $150,988,690       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $12,599,056       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: GE Equipment Medticket LLC Series 2012-1 A3    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/19/2012        None                                       N/A

 2.     Trade Date                                     09/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $99.98367        None                                       N/A

 4.     Price Paid per Unit                             $99.98367        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.25%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $999,837         None                                       N/A

 9.     Total Size of Offering                        $180,470,524       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $15,797,420       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: GE Equipment Midticket LLC Series 2012-1 A4    Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/19/2012        None                                       N/A

 2.     Trade Date                                     09/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $99.98341        None                                       N/A

 4.     Price Paid per Unit                             $99.98341        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.31%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $299,950         None                                       N/A

 9.     Total Size of Offering                         $65,779,085       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $5,369,109        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           BOFA MERILL LYNCH    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Celgene Corporation                            Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/06/2012        None                                       N/A

 2.     Trade Date                                     08/06/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.786         None                                       N/A

 4.     Price Paid per Unit                              $99.786         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.60%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $657,590         None                                       N/A

 9.     Total Size of Offering                        $498,930,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $13,775,457       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                              Security Description: Corporate Bond

Issuer:   Santander Drive Auto Receivables Trust 2012-5 A2  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/07/2012        None                                       N/A

 2.     Trade Date                                     08/07/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $99.99685        None                                       N/A

 4.     Price Paid per Unit                             $99.99685        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.17%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $472,985         None                                       N/A

 9.     Total Size of Offering                        $339,989,290       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $20,351,359       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                              Security Description: Corporate Bond

Issuer:   Santander Drive Auto Receivables Trust 2012-5 A3  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/07/2012        None                                       N/A

 2.     Trade Date                                     08/07/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $99.99495        None                                       N/A

 4.     Price Paid per Unit                             $99.99495        Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.20%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $359,982         None                                       N/A

 9.     Total Size of Offering                        $174,191,203       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $11,519,418       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                              Security Description: Corporate Bond

Issuer:   Cenovus Energy Inc (CVECN 3.00% August 15, 2022)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/14/2012        None                                       N/A

 2.     Trade Date                                     08/14/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.129         None                                       N/A

 4.     Price Paid per Unit                              $99.129         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $90,207         None                                       N/A

 9.     Total Size of Offering                        $495,645,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $10,821,913       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL               DEUTSCHE BANK      affiliates ***
        syndicate members)                             SECURITIES

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                               Security Description: Corporate Bond

Issuer: Cenovus Energy Inc (CVECN 4.45% September 15, 2042)  Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/14/2012        None                                       N/A

 2.     Trade Date                                     08/14/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.782         None                                       N/A

 4.     Price Paid per Unit                              $99.782         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $222,514         None                                       N/A

 9.     Total Size of Offering                        $784,365,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $13,914,600       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL           BARCLAYS CAPITAL INC.  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Liberty Mutual Group Inc.                      Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/14/2012        None                                       N/A

 2.     Trade Date                                     08/14/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                          $102.464         None                                       N/A

 4.     Price Paid per Unit                             $102.464         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $187,509         None                                       N/A

 9.     Total Size of Offering                        $256,160,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $4,602,683        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Illinois Tools Works Inc.                      Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  08/21/2012        None                                       N/A

 2.     Trade Date                                     08/21/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.038         None                                       N/A

 4.     Price Paid per Unit                              $99.038         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.88%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   $1,608,377        None                                       N/A

 9.     Total Size of Offering                       $1,089,418,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $34,322,609       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: WEA Finance                                    Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/24/2012        None                                       N/A

 2.     Trade Date                                     09/24/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $98.762         None                                       N/A

 4.     Price Paid per Unit                              $98.762         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.40%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $358,506         None                                       N/A

 9.     Total Size of Offering                        $493,810,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $6,913,340        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: United Parcel Service                          Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/24/2012        None                                       N/A

 2.     Trade Date                                     09/24/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.867         None                                       N/A

 4.     Price Paid per Unit                              $99.867         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       > 3           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.45%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $185,753         None                                       N/A

 9.     Total Size of Offering                        $998,670,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $13,659,808       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             BOFA MERILL LYNCH    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Capital Growth                    Security Description: Common Stock

Issuer: Facebook                                       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  05/17/2012        None                                       N/A

 2.     Trade Date                                     05/17/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $38.00          None                                       N/A

 4.     Price Paid per Unit                              $38.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        3+           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              $0.418          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   $50,008,418       None                                       N/A

 9.     Total Size of Offering                       $16,006,877,370     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                $380,190,000       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                 JP MORGAN        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                       /s/
                                       ----------------------------------------
                                       Jason C. Yeung, Portfolio Manager
                                       Morgan Stanley Investment Management Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Small Company Growth              Security Description: Common Stock

Issuer: ServiceNow Inc.                                Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  06/28/2012        None                                       N/A

 2.     Trade Date                                     06/28/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $18.00          None                                       N/A

 4.     Price Paid per Unit                              $18.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        3+           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.26          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $935,496         None                                       N/A

 9.     Total Size of Offering                        $209,700,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $9,000,000        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL               DEUTSCHE BANK      affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                       /s/
                                       ----------------------------------------
                                       Armistead B. Nash, Portfolio Manager
                                       Morgan Stanley Investment Management Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Bond                              Security Description: Pass Through Certificates

Issuer: Continental Airlines, Inc                      Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  09/19/2012        None                                       N/A

 2.     Trade Date                                     09/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $100.00         None                                       N/A

 4.     Price Paid per Unit                              $100.00         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        3+           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.50%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $840,000         None                                       N/A

 9.     Total Size of Offering                        $843,888,000       None                                       YES

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $16,805,000       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL               CREDIT SUISSE      affiliates ***
        syndicate members)                           SECURITIES LLC

12.     If the affiliate was lead or co-lead               N/A           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                         /s/
                                         ---------------------------------------
                                         Chip Bankes, Senior Vice President
                                         Loomis, Sayles & Co.,L.P.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: General Electric Company                       Offering Type:        US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  10/01/2012        None                                       N/A

 2.     Trade Date                                     10/01/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.765         None                                       N/A

 4.     Price Paid per Unit                              $99.765         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $239,436         None                                       N/A

 9.     Total Size of Offering                       $2,992,950,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $6,488,716        #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Heineken N.V.                                  Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  10/02/2012        None                                       N/A

 2.     Trade Date                                     10/02/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.670         None                                       N/A

 4.     Price Paid per Unit                              $99.670         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.35%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $398,680         None                                       N/A

 9.     Total Size of Offering                       $1,245,875,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $23,716,477       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL             CITIGROUP GLOBAL     affiliates ***
        syndicate members)                               MARKETS

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Core Bond                         Security Description: Corporate Bond

Issuer: Texas Eastern Transmission LP                  Offering Type:        144A

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
------  ---------------------------------------   -------------------    -----------------------------------   -------------
 1.     Offering Date                                  10/19/2012        None                                       N/A

 2.     Trade Date                                     10/19/2012        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.802         None                                       N/A

 4.     Price Paid per Unit                              $99.802         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.65%          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $461,085         None                                       N/A

 9.     Total Size of Offering                        $499,010,000       None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $11,851,488       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund                                Must not include Sub-Adviser               YES
        purchased (attach a list of ALL            RBC CAPITAL MARKET    affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

/s/
---------------------------------------
Anna K. Jensen, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.